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                                                                  EXHIBIT 10.2.3

                     SECOND AMENDMENT TO CREDIT AGREEMENT
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          THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment" is
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executed to be effective as of the 31st day of December, 1996, among Jones
Growth Partners L.P. (the "Borrower"), Nationsbank of Texas, N.A.
                           --------
("NationsBank"), individually as a Lender and as the Agent and the other Lenders
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party hereto.

                                  WITNESSETH:
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          A. On December 30, 1994, the Borrower, NationsBank, individually as a
Lender and as the Agent, and the other Lenders party thereto (together with NationsBank, the "Lenders"), entered into that certain Credit Agreement (the
                  -------
"Credit Agreement") providing for a $36,000,000 credit facility, which was
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amended by that certain First Amendment and Waiver to Credit Agreement dated as of April 12, 1995, among the Borrower, NationsBank and the other Lenders (as so amended, the "Credit Agreement").
              ----------------

          B. The Borrower has requested certain amendments to the Credit Agreement.

          C. The Lenders have agreed to make certain amendments to the Credit Agreement, subject to the Borrower's compliance with the representations, warranties, covenants and other terms and conditions set forth herein.

          NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree hereby as follows:

     1.   Certain Definitions and Terms. All capitalized terms used herein and
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not otherwise defined herein shall have the meanings set forth in the Credit
Agreement.

     2.   Amendment of Certain Definitions.
          --------------------------------

          (a) The definition of "NOTES" set forth in Section 1.1 of the Credit
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Agreement is hereby deleted in its entirety and is replaced with the following in lieu thereof:

                  "Notes": means the promissory notes in substantially the form
                   -----
        of Exhibit A, executed by the Borrower in favor of each of the Lenders,
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        and all renewals, extensions, amendments, restatements and consolidations of all or any part thereof, and "Notes" means any one of
                                                        -----
        them."

          (b) The definition of "PRO FORMA TOTAL DEBT SERVICE" set forth in
Section 1.1 of the Credit Agreement is hereby deleted in its entirety and is
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replaced with the following in lieu thereof:
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                  "Pro Forma Total Debt Service": means, without duplication,
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        for the succeeding twelve-month period from the end of any fiscal quarter or, with respect to any calculation made as of a date other than the end of a fiscal quarter, as of the end of the most recently ended fiscal quarter for which Borrower is required to deliver quarterly or annual Financial Statements and the related Compliance Certificate pursuant to Sections 7.3(a) and 7.3(b), Total Debt Service (excluding
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        however Total Debt Service relating to the final principal payment due on the Termination Date) during such period; provided that, for purposes
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        of this definition, the rates of interest payable during any period on
        Total Debt (x) bearing interest at a variable rate or at different fixed rates or (y) on which interest does not become payable until a specified date after the end of such quarter shall, in each case, be the interest rates per annum payable on such Total Debt as of the date for which such calculation is made."

        (c) The definition of "TERMINATION DATE" set forth in Section 1.1 of the
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Credit Agreement is hereby deleted in its entirety and is replaced with the following in lieu thereof:

                  "Termination Date": means the earlier of (a) December 31,
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        1999, and (b) the effective date that the Lenders' commitments to lend under this Agreement are otherwise cancelled or terminated in accordance with this Agreement."

     3. Section 3.2(b) of the Credit Agreement is hereby deleted in its
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entirety and is replaced with the following in lieu thereof:

                  "(b) On the last Business Day of each March, June, September and December, commencing March 31, 1999, through the Termination Date, the Total Commitment shall automatically and permanently be reduced by 2.5% of the original Total Commitment (each, a "Quarterly Percentage
                                                        --------------------
        Reduction"). Notwithstanding anything contained in this Agreement to the
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        contrary, on the Termination Date the Total Commitment shall automatically reduce to zero and all principal and other amounts outstanding hereunder shall be due and payable in full."



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     4. Section 3.2(d) of the Credit Agreement is hereby deleted in its entirety
        --------------
and is replaced with the following in lieu thereof:

                    "(d) On each date that Borrower disposes of any asset or investment and (i) the proceeds of such sale exceed $250,000 or (ii) the proceeds of such sale when aggregated with all other proceeds from dispositions during the same fiscal year exceed $250,000, Borrower shall on the date of such disposition, prepay outstanding Principal Debt in the full amount of the net cash proceeds so received and, concurrent with any such payment, the Total Commitment shall be permanently reduced in like amount, and each such reduction shall reduce the Committed Sums of each Lender in accordance with each Lender's Commitment Percentage. Any such reduction in the Total Commitment under this Section 3.2(d)
                                                              --------------
        shall not affect the amount of the Quarterly Percentage Reductions required under Section 3.2(b) of this Agreement. Borrower shall pay, on
                       --------------
        the date of such prepayment, all accrued and unpaid interest on the principal amount so prepaid and any Consequential Loss arising as a result thereof."

     5. Amendment Fee. Borrower agrees hereby to pay to the Agent on the date of
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this Amendment, for the account of each Lender, a non-refundable fee equal to
 .25% of the Total Commitment as of the date hereof (the "Fee"). Upon the
                                                          ---
Agent's receipt of the Fee, the Agent shall pay to each Lender its Pro Rata share of the Fee based on such Lender's Pro Rata share of the Total Commitment. The Borrower further acknowledges and agrees that the Fee (i) shall be fully earned and non-refundable when paid and (ii) is separate from, and in addition to, the fees payable as set forth in Section 4 of the Credit Agreement.
                                     ---------

     6.  Section 3.2(f) of the Credit Agreement is hereby amended to delete the
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last sentence of such section in its entirety.

     7.  The following new Section 3.2(g) is hereby added to the Agreement:
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                 "(g) The Borrower shall have the right, upon not less than three Business Days' notice to the Agent (which will promptly notify the Lenders thereof), to terminate the Total Commitment or, from time to time, to reduce the amount of the Total Commitment; provided that no
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         such termination or reduction of the Total Commitment shall be permitted if, after giving effect thereto and to any prepayments of the Loans made on the effective date thereof, the Principal Debt would exceed the Total Commitment then in effect. Any such reduction shall be in a minimum amount of $1,000,000 or a whole multiple of $250,000 in excess thereof and shall permanently reduce the amount of the Total Commitment then in effect.

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     8. Section 7.27(a) of the Credit Agreement is hereby deleted in its
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entirety and is replaced with the following in lieu thereof:

                   "(a) The Borrower shall never permit the ratio of its Total Debt to its Annualized Operating Cash Flow as of the last day of any fiscal quarter ending (i) on or before December 31, 1998 to be greater than 4.00 to 1.00 and (ii) after December 31, 1998 to be greater than
        3.75 to 1.00."

     9. Section 7.2(d) of the Credit Agreement is hereby deleted in its
        --------------
entirety and is replaced with the following in lieu thereof:

                   "(d) The Borrower shall never permit the aggregate amount of its Capital Expenditures in any fiscal year to be greater than the amount set forth below opposite such period; provided, however, if, for any given fiscal year, actual Capital Expenditures are less than the annual amounts set forth below, the difference may be carried over to the immediately following fiscal year, but not to subsequent years.

            Period
            ------

        Closing Date to and including December 31, 1997  $4,500,000
        Thereafter                                       $5,250,000"

    10. Exhibit A-1 to the Credit Agreement is hereby deleted in its entirety.
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    11. Conditions Precedent. This Amendment shall not be effective until the
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following matters have been satisfied to the reasonable satisfaction of Agent:

        (a) This Amendment shall have been duly executed and delivered to the Agent by the Borrower and the Lenders.

        (b) The Borrower shall have paid the Fee to the Agent, for distribution to the Lenders.

    12. Representations and Warranties. The Borrower represents and warrants to
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the Agent and the Lenders that (a) this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid, and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or general principles of equity, (b) both before and after giving effect to the transactions and modifications contemplated herein, there exists no Default or Event of Default under the Credit Agreement, (c) the representations and warranties of the Borrower set forth in the

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Credit Agreement and the other Loan Papers are true and correct in all material respects as of the date of this Amendment as though made on and as of such date, except to the extent that the representations and warranties speak to a specific date, (d) the Borrower has complied with all agreements and conditions to be complied with by it on or before the date of this Amendment under the Credit Agreement, the other Loan Papers and this Amendment, and (e) the Credit Agreement, as amended hereby, the other Loan Papers, as amended, remain in full force and effect, and are sufficient to grant a perfected security interest and lien in all Collateral described therein, securing payment and performance of the Obligations of the Borrower under the Loan Papers, as amended hereby.

     13. Further Assurances. The Borrower shall execute and deliver such
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further consents, acknowledgments, agreements, documents, instruments, and certificates, in form and substance satisfactory to Lenders, as Lenders may reasonably deem necessary or appropriate in connection with this Amendment.

     14. Counterparts. This Amendment may be executed in any number of
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counterparts, all of which taken together shall constitute one and the same instrument. In making proof hereof, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

     15. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND THE RIGHTS,
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OBLIGATIONS AND LIABILITIES OF THE PARTIES HERETO SHALL BE DETERMINED IN
ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) AND JUDICIAL DECISIONS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAW.

     16. ENTIRE AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER
         ----------------
LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL
AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. EXCEPT AS HEREIN EXPRESSLY MODIFIED, THE CREDIT AGREEMENT, THE LOAN DOCUMENTS AND ALL OTHER DOCUMENTS AND AGREEMENTS EXECUTED IN CONNECTION THEREWITH SHALL CONTINUE IN FULL FORCE AND EFFECT.

     [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK. SIGNATURE PAGES FOLLOW.]



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          IN WITNESS WHEREOF, this Amendment is executed as of the date first set forth above.

                            JONES GROWTH PARTNERS L.P., a
                            Colorado limited partnership


                            By:  JONES SPACELINK CABLE
                                 CORPORATION, a Colorado
                                 corporation, as managing general partner

                                 By: /s/ J. Roy Pottle
                                    -------------------------------------
                                 Name: J. Roy Pottle
                                      -----------------------------------
                                 Title: Treasurer
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                            NATIONSBANK OF TEXAS, N.A.,
                            as Agent and a Lender


                            By:
                               ------------------------------------------
                            Name: David G. James
                                 ----------------------------------------
                            Title: Vice President
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                            PNC BANK, NATIONAL ASSOCIATION,
                            as a Lender

                            By:
                               ------------------------------------------
                            Name: Cynthia L. Rogers
                                 ----------------------------------------
                            Title: Banking Officer
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